UNITED STATES

               Securities and Exchange Commission

                     Washington, D.C. 20549

                      ____________________


                            FORM 8-K
                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report - May 24, 2001

        (Date of earliest event reported:  May 18, 2001)


                  EL PASO ENERGY PARTNERS, L.P.

     (Exact name of registrant as specified in its charter)



    Delaware                           1-11680             76-0396023
(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
of incorporation)                                     Identification Number)



El Paso Building, 1001 Louisiana Street, Houston, Texas     77002
(Address of principal executive offices)          (Zip Code)


 Registrant's telephone number, including area code: (713) 420-2600

ITEM 5.        OTHER EVENTS.

      On May 18, 2001, we announced the completion of our private offering of $250 million of 8.5-percent Senior Subordinated Notes
due June 1, 2011.   A copy of our press release is attached
hereto as Exhibit 99.1 and is incorporated by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  No financial statements are filed with this report.

     (b)  Exhibits.

          Exhibit No.    Description
          -----------    ------------

          99.1            Press release dated May 18, 2001.


                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 24, 2001            EL PASO ENERGY PARTNERS, L.P.

                              By: /s/ D. Mark Leland
                                  --------------------------
                                     D. Mark Leland
                                   Sr. Vice President
                                    and Controller
                                (Chief Accounting Officer)

                          Exhibit Index


Exhibit No.    Description
-----------    -----------
  99.1         Press release dated May 18, 2001.